UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 21, 2005

AIRSPAN NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Washington
(State or other jurisdiction of incorporation)

000-31031	75-2743995
(Commission file number)	(I.R.S. Employer Identification No.)

777 Yamato Road, Suite 105, Boca Raton, Florida 33431
(Address of principal executive offices) (Zip code)

(561) 893-8670
(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On April 27, 2005, Airspan Networks, Inc. (the “Company”) issued a press release announcing that:

* the consolidated balance sheets and the consolidated statements of operations at and for the year ended December 31, 2004 reported in the Company’s Form 10-K for the fiscal year ended December 31, 2004 (the “Form 10-K”) and at and for the quarter ended October 3, 2004 reported in the Company’s Form 10-Q for the fiscal quarter ended October 3, 2004 (the “Form 10-Q”) had been restated; and

* the Company had filed such restatements with the Securities and Exchange Commission pursuant to an amendment (the “Form 10-K/A”) to the Form 10-K and an amendment (the “Form 10-Q/A”) to the Form 10-Q .

The Form 10-K/A and the restated financial statements included therein reflect a correction of the Company’s accounting treatment of its September 13, 2004 issuance of 73,000 shares of Series A Preferred Stock and a restatement of the Company’s full year 2004 earnings per share. The Form 10-K/A reflects a $10.4 million, non-cash, deemed dividend from an embedded conversion feature relating to the Series A Preferred Stock and the effect of participating convertible securities on the computation of basic earnings per share in 2004.

The Form 10-Q/A and the restated financial statements included therein reflect the correction of the Company’s accounting treatment of the Series A Preferred Stock.

Please see the Form 10-K/A and the Form 10-Q/A for more detailed information regarding the restatements.

Item 4.02(a). Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On April 21, 2005, management and the Audit Committee of the Board of Directors of Airspan Networks, Inc. (the “Company”) concluded that the consolidated balance sheets and the consolidated statements of operation reported in the Company’s Form 10-K as of and for the year ended December 31, 2004 and the Form 10-Q as of and for the quarter ended October 3, 2004 should be restated. The Company had previously concluded that the Company’s Series A Preferred Shares were issued at fair value and, accordingly, did not believe they should be accounted for as having a beneficial conversion feature. Based upon further analysis of EITF 98-5 and EITF 00-27, the Company has corrected its method of accounting for the Series A Preferred Stock. Management and the Audit Committee discussed these issues with the Company’s independent registered public accounting firm, Ernst & Young, LLP, which concurred with the Company’s decision to restate its financial statements.

In light of the foregoing, the financial statements included in the Company’s previously filed Form 10-K and Form 10-Q should no longer be relied upon.

A copy of the Company’s press release issued April 27, 2005 is furnished as Exhibit 99 to this Form 8-K and is incorporated by reference into this Item 4.02.

Item 9.01  Financial Statements and Exhibits

(c)  Exhibits

99.1 Press Release dated April 27, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2005

AIRSPAN NETWORKS, INC

By: /s/ Peter Aronstam__________
Peter Aronstam
Senior Vice President and Chief Financial Officer